[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

[graphic omitted]






                                       MFS(R) MUNICIPAL
                                       LIMITED MATURITY FUND
                                       SEMIANNUAL REPORT O OCTOBER 31, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  6
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 20
Trustees and Officers ..................................................... 25


       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of October 31, 1998, MFS manages nearly $87 billion, and the firm's 2,000 people serve
3.8 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements to the success of MIT did not exist before our founders invented it in 1924. That is liquidity. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately and the money may be exchanged into another MFS fund or that you may add other MFS funds to your portfolio as your investment needs change. If you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike many other companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes nearly 40 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT was the first mutual fund, it was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. Today, the MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web:
WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 16, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John P. Kihn]
     John P. Kihn

For the six months ended October 31, 1998, Class A shares of the Fund provided a total return of 3.21%, Class B shares 2.81%, and Class C shares 2.77%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to returns of 3.77% and 4.52% for the Lehman Brothers Municipal Bond Three-Year and Five-Year indices, respectively. These are unmanaged indices of investment-grade, fixed-rate municipal bonds. It is not possible to invest directly in an index. The Fund's returns also compare to a 3.47% return for short/intermediate municipal bond funds as compiled by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q.  COULD YOU TALK ABOUT SOME THINGS THAT CONTRIBUTED TO THE FUND'S
    PERFORMANCE?

A. The Fund was able to maintain competitive performance over the period by improving its relative yield. Over the long run, most of the return is expected to result from distributions made to shareholders.

Q. SO ARE YOU MORE CONCERNED ABOUT CREDIT QUALITY THAN ABOUT PROVIDING A HIGHER YIELD?

A. Sustainability of yield has become very important. We are focused on trading off credit quality against absolute and relative yield. Up to this point the municipal market has been largely spared the credit problems and volatility that have plagued many fixed-income markets. However, even a mild increase in credit spreads in the taxable market would dramatically hurt credit spreads in the municipal market. In light of this and the fact we do not see many deals with positive credit-risk profiles versus the yields they offer, we have been increasing the credit quality of the portfolio. Therefore, while we are somewhat more concerned about credit quality than about achieving the highest yield, this is merely a reflection of our focus on achieving a relatively high, but sustainable, yield.

Q. IS IT HARDER TO WORK TOWARD SUSTAINABILITY OF YIELD IN THIS ECONOMIC ENVIRONMENT?

A. Yes. The turmoil in domestic and overseas markets, interest rates that have generally been declining over the past decade, and ever-narrowing municipal credit spreads have made it difficult to maintain competitive yields without taking on excessive credit risk.

Q.  HOW WOULD YOU DESCRIBE THE MUNICIPAL MARKET?

A. On the surface, it is in very good shape. With few exceptions, municipalities are in a good financial position, and yield spreads among municipalities are very narrow. By these measures, we believe it is the best of times.

Q. WHAT ABOUT THE FUND'S DURATION, OR ITS SENSITIVITY TO CHANGES IN INTEREST RATES? HOW DOES THIS REFLECT YOUR OUTLOOK?

A. Relative to its peers, the Fund's duration is neutral. Our outlook has been for a slowing domestic economy with flat to declining interest rates. This continues to be our outlook, but we do not intend to take any extreme duration positions either way.

Q.  WHAT ABOUT THE RISE IN BOND INSURANCE?

A. Roughly half of all municipal bonds are insured. Insurance does not eliminate credit risk; it merely transfers it to the insurer. Although bondholders should be happy with this transfer of risk, the market charges a premium for uninsured bonds rated "Aaa" by Moody's Investors Service, Inc., relative to "Aaa"-rated insured bonds. The market does not believe the risk has been completely transferred, and neither do we. In addition, we do not believe all bond insurers are created equal. Therefore, we feel it is best to be careful when selecting insured bonds.

Q.  HOW DO YOU THINK INVESTORS SHOULD VIEW THIS FUND?

A. We feel this Fund offers a competitive yield without taking excessive credit risk. It is a high-quality fund because the prospectus limits the level of below-investment-grade issues.

Q. WHAT DO YOU SEE AS THE BIGGEST RISK TO THE MUNICIPAL MARKET AND THE FUND IN THE COMING MONTHS?

A. The two biggest risks are that interest rates increase and yield spreads among credits widen dramatically. We have been positioning the Fund in an effort to limit its exposure to these risks.

/s/ John P. Kihn
    John P. Kihn
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JOHN P. KIHN IS A VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MUNICIPAL INCOME FUND, MFS(R) MUNICIPAL LIMITED MATURITY FUND AND MFS(R) ALABAMA, ARKANSAS, CALIFORNIA, FLORIDA, GEORGIA, MARYLAND, MASSACHUSETTS, MISSISSIPPI, NEW YORK, NORTH CAROLINA, PENNSYLVANIA, SOUTH CAROLINA, TENNESSEE AND VIRGINIA MUNICIPAL BOND FUNDS.

   MR. KIHN JOINED MFS AS A QUANTITATIVE ANALYST IN OCTOBER 1997 AND WAS NAMED PORTFOLIO MANAGER LATER THAT YEAR. HE PREVIOUSLY HAD WORKED AS A SENIOR QUANTITATIVE ANALYST WITH A MAJOR INVESTMENT MANAGEMENT FIRM.

   MR. KIHN EARNED A BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF CALIFORNIA, BERKELEY, A MASTER'S DEGREE IN BUSINESS ECONOMICS FROM THE UNIVERSITY OF CALIFORNIA, SANTA BARBARA AND A DOCTORATE DEGREE IN ACCOUNTING AND FINANCE FROM THE LONDON SCHOOL OF ECONOMICS.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                           SEEKS AS HIGH A LEVEL OF CURRENT INCOME
                                       EXEMPT FROM FEDERAL INCOME TAXES AS IS
                                       CONSISTENT WITH PROTECTION OF
                                       SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:               MARCH 17, 1992

  CLASS INCEPTION:                     CLASS A  MARCH 17, 1992
                                       CLASS B  SEPTEMBER 7, 1993
                                       CLASS C  JULY 1, 1994

  SIZE:                                $56.4 MILLION NET ASSETS AS OF
                                       OCTOBER 31, 1998

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH OCTOBER 31, 1998

CLASS A

                                          6 Months        1 Year       3 Years       5 Years  10 Years/Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                     +3.21%        +5.01%       +13.40%       +20.56%         +36.96%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --           +5.01%       + 4.28%       + 3.81%         + 4.86%
--------------------------------------------------------------------------------------------------------------
SEC Results                                  --           +2.39%       + 3.40%       + 3.29%         + 4.46%
--------------------------------------------------------------------------------------------------------------

CLASS B

                                          6 Months        1 Year       3 Years       5 Years  10 Years/Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                     +2.81%        +4.21%       +10.81%       +15.87%         +31.35%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --           +4.21%       + 3.48%       + 2.99%         + 4.20%
--------------------------------------------------------------------------------------------------------------
SEC Results                                  --           +0.21%       + 2.53%       + 2.64%         + 4.20%
--------------------------------------------------------------------------------------------------------------

CLASS C

                                          6 Months        1 Year       3 Years       5 Years  10 Years/Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                     +2.77%        +4.13%       +10.55%       +16.32%         +32.10%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --           +4.13%       + 3.40%       + 3.07%         + 4.29%
--------------------------------------------------------------------------------------------------------------
SEC Results                                  --           +3.13%       + 3.40%       + 3.07%         + 4.29%
--------------------------------------------------------------------------------------------------------------

*For the period from the commencement of the Fund's investment operations, March 17, 1992, through October 31, 1998.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 2.50% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1998

QUALITY RATINGS
Source: Standard & Poor's and Moody's.

"AAA"               49.9%
"AA"                17.6%
"A"                 10.4%
"BBB"               19.9%
Other                2.2%

Portfolio concentration is as of October 31, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) - October 31, 1998

Municipal Bonds - 96.5%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
------------------------------------------------------------------------------------------------------
General Obligation - 23.0%
  Chicago, IL, Board of Education, AMBAC, 0s, 2015                        $1,000           $   425,490
  Commonwealth of Puerto Rico, 5.5s, 2001                                    500               521,915
  Cook County, IL, High School District, 5s, 2005                            500               522,375
  Harrisburg, PA, 0s, 2004                                                   825               653,367
  Honolulu, HI, FGIC, 5s, 2002                                               350               365,288
  Indianapolis, IN, Local Public Improvement Bond Bank,
    6.25s, 2001                                                            1,000             1,052,580
  Irving, TX, Indepenent School District, 0s, 2003                           350               296,226
  Kane County, IL, Geneva Community School District, 6.1s, 2006              790               889,335
  King County, WA, 4.75s, 2008                                               500               522,400
  Lawrence, MA, AMBAC, 9.7s, 2001                                          1,000             1,133,800
  New York City, NY, 5s, 2001                                                135               139,706
  New York City, NY, 5s, 2001                                                515               531,459
  New York City, NY, 6.125s, 2001                                            600               636,600
  New York City, NY, 5.7s, 2002                                              500               530,840
  New York City, NY, 5.3s, 2003                                              500               526,945
  North Slope Borough, AK, MBIA, 0s, 2001                                    600               553,764
  State of Louisiana, FGIC, 6s, 2000                                         500               520,740
  State of Mississippi, 5s, 2010                                             250               257,905
  State of New Jersey, 5.5s, 2002                                            850               903,575
  State of Rhode Island, 5s, 2008                                            250               265,060
  State of Rhode Island, 5.125s, 2013                                        250               257,548
  State of Wisconsin, 5s, 2004                                               500               525,315
  State of Wisconsin, 5s, 2006                                               500               529,805
  Stephenville, TX, Independent School District, 0s, 2004                    500               405,860
                                                                                           -----------
                                                                                           $12,967,898
------------------------------------------------------------------------------------------------------
State and Local Appropriation - 14.0%
  Michigan Building Authority Rev., 6.2s, 2002                            $1,000           $ 1,080,490
  Michigan Building Authority Rev., 5.4s, 2003                               375               399,424
  New York Dormitory Authority Rev., Albany County State
    Service Contract, 5s, 2003                                               180               187,198
  New York Dormitory Authority Rev. (City University), 5s, 2000              500               510,580
  New York Dormitory Authority Rev. (City University), 5s, 2003            1,060             1,104,637
  New York Dormitory Authority Rev. (State University), 4.9s, 2000           250               254,720
  New York Medical Care Facilities Finance Agency Rev., 5.9s, 2000           175               181,809
  New York Urban Development (Correctional Facilities), 5.5s, 2001         1,375             1,422,919
  New York Urban Development Corp. Rev., 6s, 2002                          1,000             1,061,160
  Ohio Building Authority Rev., 5.25s, 2003                                  400               424,316
  State of Utah, Building Ownership Authority, 5.5s, 2000                    500               513,865
  State of Utah, Building Ownership Authority Lease Rev., 0s, 2005           685               524,320
  West Valley City, UT, Municipal Building Lease Rev., 4.65s, 2012           250               247,952
                                                                                           -----------
                                                                                           $ 7,913,390
------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 3.4%
  Delaware County, IN, Hospital Authority (Ball Memorial
    Hospital), AMBAC, 6.625s, 2001                                        $1,300           $ 1,358,994
  Milwaukee, WI, Metropolitan Sewage District, 6.7s, 2001                    500               540,980
                                                                                           -----------
                                                                                           $ 1,899,974
------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 2.5%
  Atlanta, GA, Airport Facilities Rev., AMBAC, 5.5s, 2001                 $  500           $   520,905
  Denver, CO, City & County Airport Rev., 5.5s, 1999                         650               661,648
  Islip, NY, Airport Improvement, 5s, 2013                                   250               253,527
                                                                                           -----------
                                                                                           $ 1,436,080
------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 10.5%
  Intermountain Power Agency, UT, Power Supply Rev., FSA, 5.25s, 2001     $  500           $   521,100
  Municipal Electric Authority, GA, MBIA, 5s, 2002                           600               624,108
  North Carolina Municipal Power, MBIA, 5s, 2001                             500               513,865
  Sacramento, CA, Municipal Utility District Electric Rev., FGIC,
    6s, 2001                                                                 620               658,663
  Southern California Public Power Authority, Power
    Project Rev., FSA, 5s, 2004                                              500               526,515
  Washington Public Power Supply System Rev., 5s, 2000                     1,500             1,533,435
  Washington Public Power Supply System Rev., 5.45s, 2000                  1,500             1,544,205
                                                                                           -----------
                                                                                           $ 5,921,891
------------------------------------------------------------------------------------------------------
Health Care Revenue - 7.0%
  Colorado Health Facilities Authority Rev. (National
    Benevolent Assn.), 4.5s, 2002                                         $  280           $   283,013
  Delaware County, PA, Hospital Rev. (Crozer-Chester
    Medical Center), 4.75s, 2005                                             500               503,305
  Denison, TX, Hospital Authority (Texoma Medical Center,
    Inc.), 5.25s, 2001                                                       215               220,682
  Denver, CO, Health & Hospital Authority Rev., 5.125s, 2006                 200               208,540
  Massachusetts Health & Educational Facilities (Jordan
    Hospital), 4.8s, 2006                                                    600               609,096
  Michigan Hospital Finance Authority Rev. (Genesys Health
    System), 5.5s, 2007                                                      750               789,503
  Michigan Hospital Finance Authority Rev. (Mercy Health
    Services), 5.5s, 2000                                                    500               514,820
  Missouri Health & Educational Facilities Authority Rev
    (Freeman Health Systems), 4.65s, 2003                                    450               456,210
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 5.55s, 2001                                             335               342,675
                                                                                           -----------
                                                                                           $ 3,927,844
------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.6%
  De Soto Parish, LA, Pollution Control Rev
    (International Paper Co.), 5.05s, 2002                                $  350           $   359,531
------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 6.8%
  Allegheny County, PA, Hospital Development Authority
    Rev. (Magee Womens Hospital), 5.2s, 2005                              $  250           $   266,542
  Huntsville, AL, Health Care Authority, MBIA, 4.3s, 2002                    500               509,110
  Illinois Educational Facilities Authority Rev
    (Methodist Medical Center), 5.5s, 2005                                   500               544,935
  Illinois Educational Facilities Authority Rev. (Sherman
    Health Systems), AMBAC, 5s, 2003                                         250               262,690
  Illinois Health Facilities Authority Rev. (Holy Family
    Medical Center), MBIA, 5s, 2004                                          325               342,917
  Indiana Health Facilities Hospital Rev. (Sisters of St
    Francis Health), MBIA, 5s, 2002                                          250               260,825
  Jackson County, MI, Hospital Finance Authority, (Foote
    Memorial Hospital), AMBAC, 4.375s, 2002                                  200               204,006
  Mesa, AZ, Industrial Development Authority Rev
    (Lutheran Health Systems), 5.25s, 2012                                   500               520,800
  Spartanburg County, SC, Health Service, MBIA, 4.5s, 2002                   675               690,775
  State of Utah, Board Regents Rev. (University of Utah
    Hospital), AMBAC, 5s, 2002                                               200               208,854
                                                                                           -----------
                                                                                           $ 3,811,454
------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.9%
  Alaska Housing Finance Corp., MBIA, 4.55s, 2002                         $  350           $   354,578
  Illinois Housing Development Authority, 4.65s, 2007                        350               350,756
  Rhode Island Housing & Mortgage Finance Corp., AMBAC,
    5.15s, 2001                                                            1,000             1,027,400
  Rhode Island Housing & Mortgage Finance Corp., AMBAC,
    5.25s, 2002                                                            1,000             1,038,300
                                                                                           -----------
                                                                                           $ 2,771,034
------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 4.0%
  District of Columbia, Redevelopment Land Agency, 5.625s, 2010           $  415           $   428,944
  Virgin Islands Public Finance Authority, 5.5s, 2005                      1,000             1,045,430
  Washington, DC, Convention Center, 4.75s, 2005                             500               520,880
  Washington, DC, Convention Center, 5.25s, 2013                             250               259,790
                                                                                           -----------
                                                                                           $ 2,255,044
------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 1.0%
  Mississippi Home Corp. Single Family Housing Rev., 5.1s, 2017           $  250           $   249,068
  Nebraska Investment Finance Authority, 4.25s, 2006                         330               328,287
                                                                                           -----------
                                                                                           $   577,355
------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 3.7%
  Delaware County, PA, Industrial Development Authority
    Rev. (Recovery Facilities), 5.5s, 2000                                $1,000           $ 1,015,280
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.15s, 2007                                                  500               500,710
  Spokane, WA, Regional Solid Waste, 6.5s, 2008                              500               567,285
                                                                                           -----------
                                                                                           $ 2,083,275
------------------------------------------------------------------------------------------------------
Student Loan Revenue - 2.2%
  Alaska Student Loan Corp. Rev., AMBAC, 5s, 2003                         $  400           $   412,548
  Colorado Student Obligation Bond Authority, 6.125s, 1998                    40                40,055
  Louisiana Public Facilities Authority (Student Loan Rev.),
    6.5s, 2002                                                               770               812,866
                                                                                           -----------
                                                                                           $ 1,265,469
------------------------------------------------------------------------------------------------------
Turnpike Revenue - 2.7%
  New Jersey Transit Corp., FSA, 5s, 2000                                 $1,000           $ 1,020,380
  Pennsylvania Turnpike Commission, 5.25s, 2012                              500               528,490
                                                                                           -----------
                                                                                           $ 1,548,870
------------------------------------------------------------------------------------------------------
Universities - 4.7%
  California Educational Facilities Authority Rev
    (College & University), 5.15s, 2000                                   $  360           $   366,642
  District of Columbia (Georgetown University), MBIA, 5.5s, 2001             500               521,240
  Metropolitan Nashville, TN (Refunding Vanderbilt
    University), 5.25s, 2001                                                 500               518,765
  North Dakota Board of Higher Education (University
    Housing & Auxiliary Facilities), 4.7s, 2011                              855               864,277
  State of New Hampshire, Higher Education & Health (New
    Hampshire College), 5.65s, 2003                                          345               354,563
                                                                                           -----------
                                                                                           $ 2,625,487
------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.1%
  Erie, PA, Water Authority Rev., 4.6s, 2009                              $1,000           $ 1,020,490
  Philadelphia, PA, Water & Sewer Rev., MBIA, 0s, 2002                       500               432,090
  San Antonio, TX, Water Revenue, FGIC, 5.8s, 1999                           825               836,707
                                                                                           -----------
                                                                                           $ 2,289,287
------------------------------------------------------------------------------------------------------
Other - 1.4%
  Connecticut Special Assessment, AMBAC, 5s, 1999                         $  750           $   765,795
------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $53,302,765)                                       $54,419,678
------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 3.9%
------------------------------------------------------------------------------------------------------
  Burke County, Development Authority, Pollution Control
    Rev. (Vogtle), due 09/01/26                                           $  200           $   200,000
  Burke County, GA, Development Authority Pollution
    (Georgia Power Co.), due 09/01/25                                        300               300,000
  Burke County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 04/01/32                           100               100,000
  Coweta County, GA, Development Authority (Georgia Power
    Co.), due 03/01/24                                                       300               300,000
  East Baton Rouge, LA, Pollution Control Rev. (Exxon Corp.),
    due 03/01/22                                                             100               100,000
  Harris County, TX, Hospital Rev. (Methodist Hospital),
    due 12/01/25                                                           1,200             1,200,000
------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                       $ 2,200,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $55,502,765 )                                          $56,619,678

Other Assets, Less Liabilities - (0.4)%                                                       (214,458)
------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                        $56,405,220
------------------------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
OCTOBER 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $55,502,765)              $56,619,678
  Cash                                                                   14,958
  Receivable for Fund shares sold                                       137,297
  Receivable for investments sold                                       585,345
  Interest receivable                                                   719,584
  Other assets                                                              383
                                                                    -----------
      Total assets                                                  $58,077,245
                                                                    -----------
Liabilities:
  Distributions payable                                             $    64,903
  Payable for Fund shares reacquired                                     47,585
  Payable for investments purchased                                   1,536,534
  Payable to affiliates -
    Management fee                                                          928
    Shareholder servicing agent fee                                         335
    Distribution and service fee                                         13,444
    Administrative fee                                                       45
  Accrued expenses and other liabilities                                  8,251
                                                                    -----------
      Total liabilities                                             $ 1,672,025
                                                                    -----------
Net assets                                                          $56,405,220
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $55,900,239
  Unrealized appreciation on investments                              1,116,913
  Accumulated net realized loss on investments                         (630,035)
  Accumulated undistributed net investment income                        18,103
                                                                    -----------
      Total                                                         $56,405,220
                                                                    ===========
Shares of beneficial interest outstanding                            7,362,469
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $43,212,992 / 5,639,397 shares of
     beneficial interest outstanding)                                  $7.66
                                                                       =====
  Offering price per share (100 / 97.5)                                $7.86
                                                                       =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $8,643,199 / 1,129,449 shares of
     beneficial interest outstanding)                                  $7.65
                                                                       =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $4,549,029 / 593,623 shares of beneficial
     interest outstanding)                                             $7.66
                                                                       =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------------------
Net investment income:
  Interest income                                                                 $1,190,730
                                                                                  ----------
  Expenses -
    Management fee                                                                $  100,374
    Trustees' compensation                                                             6,447
    Shareholder servicing agent fee                                                   28,263
    Distribution and service fee (Class A)                                            29,559
    Distribution and service fee (Class B)                                            35,626
    Distribution and service fee (Class C)                                            16,055
    Administrative fee                                                                 3,769
    Custodian fee                                                                     10,206
    Printing                                                                          12,818
    Postage                                                                            1,841
    Auditing fees                                                                     16,092
    Legal fees                                                                           459
    Registration fee                                                                  18,283
    Miscellaneous                                                                      6,919
                                                                                  ----------
      Total expenses                                                              $  286,711
    Fees paid indirectly                                                              (7,114)
    Preliminary reduction of expenses by investment adviser                          (22,676)
                                                                                  ----------
      Net expenses                                                                $  256,921
                                                                                  ----------
        Net investment income                                                     $  933,809
                                                                                  ----------
Realized and unrealized gain on investments:
  Realized gain on investment transactions (identified cost basis)                $   68,787
  Change in unrealized appreciation on investments                                   553,632
                                                                                  ----------
          Net realized and unrealized gain on investments                         $  622,419
                                                                                  ----------
            Increase in net assets from operations                                $1,556,228
                                                                                  ==========

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED           YEAR ENDED
                                                            OCTOBER 31, 1998       APRIL 30, 1998
                                                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $   933,809          $ 1,849,651
  Net realized gain on investments                                    68,787              174,996
  Net unrealized gain on investments                                 553,632              276,447
                                                                 -----------          -----------
      Increase in net assets from operations                     $ 1,556,228          $ 2,301,094
                                                                 -----------          -----------
Distributions declared to shareholders -
  From net investment income (Class A)                           $  (774,929)         $(1,537,831)
  From net investment income (Class B)                              (120,850)            (218,920)
  From net investment income (Class C)                               (49,461)             (94,027)
                                                                 -----------          -----------
      Total distributions declared to shareholders               $  (945,240)         $(1,850,778)
                                                                 -----------          -----------
Net increase (decrease) in net assets from Fund share
  transactions                                                   $ 7,330,162          $(2,739,830)
                                                                 -----------          -----------
      Total increase (decrease) in net assets                    $ 7,941,150          $(2,289,514)
Net assets:
  At beginning of period                                          48,464,070           50,753,584
                                                                 -----------          -----------
At end of period (including accumulated undistributed net
  investment income of $18,103 and $29,534, respectively)        $56,405,220          $48,464,070
                                                                 ===========          ===========
See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        EIGHT
                                                                                                       MONTHS              YEAR
                           SIX MONTHS ENDED                   YEAR ENDED APRIL 30,                      ENDED             ENDED
                                OCTOBER 31,     --------------------------------------------         APRIL 30,        AUGUST 31,
                                       1998        1998         1997        1996        1995             1994              1993
                                (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                               CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period             $ 7.57          $ 7.50       $ 7.53      $ 7.45      $ 7.47           $ 7.72                $ 7.43
                                 ------          ------       ------      ------      ------           ------                ------
Income from investment
 operations# -
  Net investment
   income(S)                     $ 0.15          $ 0.30       $ 0.29      $ 0.30      $ 0.28           $ 0.19                $ 0.31
  Net realized and
   unrealized gain (loss)
   on investments                  0.09            0.07        (0.03)       0.08       (0.02)           (0.22)                 0.30
                                 ------          ------       ------      ------      ------           ------                ------
    Total from investment
      operations                 $ 0.24          $ 0.37       $ 0.26      $ 0.38      $ 0.26           $(0.03)               $ 0.61
                                 ------          ------       ------      ------      ------           ------                ------
Less distributions declared
 to shareholders --
  From net investment
   income                        $(0.15)         $(0.30)      $(0.29)     $(0.30)     $(0.28)          $(0.19)               $(0.31)
  From net realized gain
   on investments                  --              --           --          --          --               --                   (0.01)
  In excess of net
   investment income               --              --           --          --         (0.00)+++        (0.00)+++              --
  In excess of net
   realized gain on
   investments                     --              --           --          --          --              (0.03)                 --
                                 ------          ------       ------      ------      ------           ------                ------
    Total distributions
      declared to shareholders   $(0.15)         $(0.30)      $(0.29)     $(0.30)     $(0.28)          $(0.22)               $(0.32)
                                 ------          ------       ------      ------      ------           ------                ------
Net asset value - end of
 period                          $ 7.66          $ 7.57       $ 7.50      $ 7.53      $ 7.45           $ 7.47                $ 7.72
                                 ======          ======       ======      ======      ======           ======                ======
Total return(+)                   3.21%++         5.02%        3.51%       5.11%       3.55%          (0.59)%+                8.47%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses                        0.85%+          0.87%        0.95%       0.95%       0.95%            0.89%+                0.68%
  Net investment income           3.89%+          3.97%        3.86%       4.00%       3.74%            3.72%+                4.04%
Portfolio turnover                  17%             51%          78%         43%         50%              48%                   69%
Net assets at end of
 period (000 omitted)           $43,213         $37,595      $40,953     $50,387     $64,329          $83,367               $87,192

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data for the periods subsequent to April 30, 1994, are based on average shares outstanding.
 ## For the fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management, distribution and service fees, at not more than 0.40% of average daily net assets. The investment adviser voluntarily waived a portion of their fees for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
      Net investment income      $ 0.15          $ 0.30       $ 0.29      $ 0.30      $ 0.28           $ 0.18                $ 0.28
      Ratios (to average net assets):
        Expenses##                0.97%+          1.01%        1.02%       0.99%       0.95%            1.12%+                1.16%
        Net investment income     3.77%+          3.85%        3.79%       3.96%       3.74%            3.49%+                3.57%

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                             SIX MONTHS ENDED                                  YEAR ENDED APRIL 30,
                                  OCTOBER 31,        -------------------------------------------------------------------------
                                         1998             1998            1997            1996            1995           1994*
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
 period                                $ 7.56           $ 7.49          $ 7.52          $ 7.44          $ 7.46          $ 7.75
                                       ------           ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)             $ 0.12           $ 0.24          $ 0.23          $ 0.25          $ 0.21          $ 0.14
  Net realized and unrealized
   gain (loss) on investments            0.09             0.07           (0.03)           0.07           (0.02)          (0.26)
                                       ------           ------          ------          ------          ------          ------
    Total from investment
      operations                       $ 0.21           $ 0.31          $ 0.20          $ 0.32          $ 0.19          $(0.12)
                                       ------           ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income           $(0.12)          $(0.24)         $(0.23)         $(0.24)         $(0.21)         $(0.13)
  In excess of net investment
   income                                --               --              --              --             (0.00)+++       (0.01)
  In excess of net realized gain
   on investments                        --               --              --              --              --             (0.03)
                                       ------           ------          ------          ------          ------          ------
    Total distributions declared
      to shareholders                  $(0.12)          $(0.24)         $(0.23)         $(0.24)         $(0.21)         $(0.17)
                                       ------           ------          ------          ------          ------          ------
Net asset value - end of period        $ 7.65           $ 7.56          $ 7.49          $ 7.52          $ 7.44          $ 7.46
                                       ======           ======          ======          ======          ======          ======
Total return                            2.81%++          4.22%           2.71%           4.34%           2.67%         (2.37)%+
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses                              1.63%+           1.64%           1.73%           1.70%           1.80%           1.74%+
  Net investment income                 3.11%+           3.20%           3.08%           3.25%           2.88%           2.79%+
Portfolio turnover                        17%              51%             78%             43%             50%             48%
Net assets at end of period (000
 omitted)                              $8,643           $7,618          $6,503          $7,749          $7,792          $7,415
  * For the period from the inception of Class B, September 7, 1993, through April 30, 1994.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data for the periods subsequent to April 30, 1994, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
    Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management, distribution and service fees, at not more than 0.40% of average daily net assets. The investment adviser voluntarily waived a portion of their fees for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
      Net investment income            $ 0.12           $ 0.24          $ 0.23          $ 0.25          $ 0.21          $ 0.12
      Ratios (to average net assets):
        Expenses##                      1.75%+           1.78%           1.80%           1.74%           1.80%           2.05%+
        Net investment income           2.99%+           3.08%           3.01%           3.21%           2.88%           2.48%+

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED                                YEAR ENDED APRIL 30,
                                             OCTOBER 31,       -------------------------------------------------------------------
                                                    1998                1998            1997            1996            1995**
                                             (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 7.57              $ 7.50          $ 7.53          $ 7.45          $ 7.45
                                                  ------              ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                        $ 0.12              $ 0.23          $ 0.23          $ 0.23          $ 0.21
  Net realized and unrealized gain (loss)
    on investments                                  0.09                0.08           (0.03)           0.08           (0.02)
                                                  ------              ------          ------          ------          ------
    Total from investment operations              $ 0.21              $ 0.31          $ 0.20          $ 0.31          $ 0.19
                                                  ------              ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                      $(0.12)             $(0.24)         $(0.23)         $(0.23)         $(0.19)
  In excess of net investment income                --                  --              --              --             (0.00)+++
                                                  ------              ------          ------          ------          ------
    Total distributions declared to
      shareholders                                $(0.12)             $(0.24)         $(0.23)         $(0.23)         $(0.19)
                                                  ------              ------          ------          ------          ------
Net asset value - end of period                   $ 7.66              $ 7.57          $ 7.50          $ 7.53          $ 7.45
                                                  ======              ======          ======          ======          ======
Total return                                       2.77%++             4.13%           2.64%           4.23%           2.53%+
Ratios (to average net assets)/
Supplemental data(S):
  Expenses                                         1.70%+              1.72%           1.80%           1.80%           1.79%+
  Net investment income                            3.04%+              3.11%           3.03%           3.16%           2.77%+
Portfolio turnover                                   17%                 51%             78%             43%             50%
Net assets at end of period (000 omitted)         $4,549              $3,250          $3,297          $3,013          $1,934
 ** For the period from the inception of Class C, July 1, 1994, through April 30, 1995.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data for the periods subsequent to April 30, 1994, are based on average shares outstanding.
 ## For the fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
    Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management, distribution and service fees, at not more than 0.40% of average daily net assets. The investment adviser voluntarily waived a portion of their fees for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
Net investment income                             $ 0.12              $ 0.23          $ 0.22          $ 0.23          $ 0.21
Ratios (to average net assets):
  Expenses##                                       1.82%+              1.86%           1.87%           1.84%           1.79%+
  Net investment income                            2.92%+              2.99%           2.96%           3.12%           2.77%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Limited Maturity Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At April 30, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $698,822, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003, ($623,925), April 30, 2004, ($32,070), and April 30, 2005,
($42,827).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At October 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $208,539.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $3,594 for the six months ended October 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,291 for the six months ended October 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. A portion of the Class A service fee is currently being paid by the Fund; payment of the remaining portion of the Class A service fee will become payable on such a date as the Trustees of the Trust may determine. Payment of the 10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,765 for the six months ended October 31, 1998. Fees incurred under the distribution plan during the six months ended October 31, 1998, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares in the first year, the Class B service fee is currently set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $117 and $1 for Class B and Class C shares, respectively, for the six months ended October 31, 1998. Fees incurred under the distribution plan during the six months ended October 31, 1998, were 0.93% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended October 31, 1998, were $10,995, $6,171, and $5,374 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $14,704,761 and $8,418,201, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $55,502,765
                                                                    -----------
Gross unrealized appreciation                                       $ 1,159,154
Gross unrealized depreciation                                           (42,241)
                                                                    -----------
    Net unrealized appreciation                                     $ 1,116,913
                                                                    ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Class A Shares
                                     SIX MONTHS ENDED OCTOBER 31, 1998       YEAR ENDED APRIL 30, 1998
                                     ---------------------------------     -----------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            1,490,058       $ 11,370,070         2,109,268       $ 15,995,108
Shares issued to shareholders in
  reinvestment of distributions           66,069            503,929           131,414            997,128
Shares reacquired                       (886,283)        (6,738,690)       (2,733,116)       (20,723,328)
                                       ---------       ------------        ----------       ------------
    Net increase (decrease)              669,844       $  5,135,309          (492,434)      $ (3,731,092)
                                       =========       ============        ==========       ============

Class B Shares
                                     SIX MONTHS ENDED OCTOBER 31, 1998       YEAR ENDED APRIL 30, 1998
                                     ---------------------------------     -----------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              292,541       $  2,234,531           341,799       $  2,591,558
Shares issued to shareholders in
  reinvestment of distributions            7,170             54,765            15,368            116,495
Shares reacquired                       (178,585)        (1,356,642)         (217,312)        (1,644,108)
                                       ---------       ------------        ----------       ------------
    Net increase                         121,126       $    932,654           139,855       $  1,063,945
                                       =========       ============        ==========       ============

Class C Shares
                                     SIX MONTHS ENDED OCTOBER 31, 1998       YEAR ENDED APRIL 30, 1998
                                     ---------------------------------     -----------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              353,320       $  2,704,661           168,203       $  1,277,137
Shares issued to shareholders in
  reinvestment of distributions            6,043             46,078            11,712             88,876
Shares reacquired                       (195,370)        (1,488,540)         (189,973)        (1,438,696)
                                       ---------       ------------        ----------       ------------
    Net increase (decrease)              163,993       $  1,262,199           (10,058)      $    (72,683)
                                       =========       ============        ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended October 31, 1998, was $457.

MFS(R) MUNICIPAL LIMITED MATURITY FUND

TRUSTEES                                           SECRETARY
Richard B. Bailey* - Private Investor;             Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                          ASSISTANT SECRETARY
                                                   James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                   CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive      State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified
services company)                                  INVESTOR INFORMATION
                                                   For MFS stock and bond market outlooks, call
Lawrence T. Perera - Partner, Hemenway             toll free: 1-800-637-4458 anytime from a
& Barnes (attorneys)                               touch-tone telephone.

William J. Poorvu - Adjunct Professor, Harvard     For information on MFS mutual funds, call your
University Graduate School of Business             financial adviser or, for an information kit,
Administration                                     call toll free: 1-800-637-2929 any business day
                                                   from 9 a.m. to 5 p.m. Eastern time (or leave a
Charles W. Schmidt - Private Investor              message anytime).

Arnold D. Scott* - Senior Executive                INVESTOR SERVICE
Vice President, Director, and Secretary,           MFS Service Center, Inc.
MFS Investment Management                          P.O. Box 2281
                                                   Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                   For general information, call toll free:
MFS Investment Management                          1-800-225-2606 any business day from
                                                   8 a.m. to 8 p.m. Eastern time.
Elaine R. Smith - Independent Consultant
                                                   For service to speech- or hearing-impaired,
David B. Stone - Chairman and Director,            call toll free: 1-800-637-6576 any business day
North American Management Corp.                    from 9 a.m. to 5 p.m. Eastern time. (To use
(investment advisers)                              this service, your phone must be equipped with
                                                   a Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company           For share prices, account balances, and
500 Boylston Street                                exchanges, call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                              (1-800-637-8255) anytime from a touch-tone
                                                   telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                        World Wide Web
500 Boylston Street                                www.mfs.com
Boston, MA 02116-3741

PORTFOLIO MANAGER
John P. Kihn*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) MUNICIPAL LIMITED                                            Bulk Rate
MATURITY FUND                                                      U.S. Postage
                                                                       Paid
                                                                       MFS
                                                                ----------------
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